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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of earliest event reported:  October 18, 1994


                                K N ENERGY, INC.

             (Exact name of registrant as specified in its charter)



       Kansas                    1-6446                      48-0290000
  ---------------             ------------               -------------------
  (State or other             (Commission                   (IRS Employer
  jurisdiction of             File Number)               Identification No.)
  incorporation)



        370 Van Gordon Street, P.O. Box 281304, Lakewood, CO  80228-8304

             (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, include area code:  (303) 989-1740





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Item 5:  Other Events

         On October 18, 1994, K N Energy, Inc. sold $75 million of its 8.75% Debentures due October 15, 2024 pursuant to an underwritten public offering.

Item 7:  Financial Statements, Pro-Forma Financial Information and Exhibits

         (a)      Financial Statements - None

         (b)      Pro-Forma Financial Statements - None

         (c)      Exhibits

                  1.1 Purchase Agreement dated October 11, 1994 between K N Energy, Inc. and Merrill Lynch & Co. and Salomon Brothers Inc.
                  1.2     Specimen of 8.75% Debenture due October 15,
                          2024


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              K N ENERGY, INC.



                                              By:   /s/ William S. Garner, Jr.
                                                 William S. Garner, Jr.
                                                 Vice President, General Counsel
                                                   and Secretary



Date:    October 18, 1994





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                                 EXHIBIT INDEX

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
Exhibit
Number                                     Exhibit Description                                     Page
- --------                                   -------------------                                     ----
1.1              Purchase Agreement dated October 11, 1994 between                                  5
                 K N Energy, Inc. and Merrill Lynch & Co. and
                 Salomon Brothers Inc.


1.2              Specimen of 8.75% Debenture due October 15, 2024                                  43

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